Exhibit 10.12
AMENDMENT OF WARRANTS AND CONDITIONAL CONSENT TO ASSET SALES
THIS AMENDMENT OF WARRANTS AND CONDITIONAL CONSENT TO ASSET SALES (the “Amendment and Conditional Consent”) is made and entered into effective as of February 29, 2008, by and among LAURUS MASTER FUND, LTD. (“Laurus”), KALLINA CORPORATION, a Delaware corporation (“Kallina”), VALENS U.S. SPV I, LLC, a Delaware corporation (“Valens U.S.”), VALENS OFFSHORE SPV I, LTD., a Cayman Islands company (“Valens Offshore I”), VALENS OFFSHORE SPV II, CORP., a Delaware corporation (“Valens Offshore II”), PSOURCE STRUCTURED DEBT LIMITED, a Guernsey limited liability closed-ended company (“Psource,” and together with Laurus, Kallina, Valens U.S., Valens Offshore I and Valens Offshore II, the “Lenders”) and APPLIED DIGITAL SOLUTIONS, INC., a Delaware corporation (the “Company”).
WHEREAS, the Lenders and the Company are parties to that certain Securities Purchase Agreement and the Related Agreements (as such term is defined in such Securities Purchase Agreement) all of which are dated as of August 24, 2006 (collectively, as amended, restated, modified and/or supplemented to date, the “2006 Agreements”); and
WHEREAS, the Lenders (other than PSource) and the Company are parties to that certain Securities Purchase Agreement and the Related Agreements (as such term is defined in such Securities Purchase Agreement), all of which are dated as of August 31, 2007 (collectively, as amended, restated, modified and/or supplemented to date, the “2007 Agreements”); and
WHEREAS, the Lenders and the Company are parties to that certain Omnibus Amendment and Waiver dated as of October 31, 2007 (“Omnibus Amendment”, and together with the 2006 Agreements and the 2007 Agreements, the “Transaction Documents”), which amends the 2006 Agreements and 2007 Agreements; and
WHEREAS, the Company has from time to time issued to certain of the Lenders certain Common Stock Purchase Warrants, as more fully described on Schedule A attached hereto (as amended, replaced, restated, superseded and/or modified from time to time, each an “Existing Warrant” and collectively, the “Existing Warrants”); and
WHEREAS, the Company has informed the Lenders that either (i) it would like to sell the capital stock of its wholly-owned subsidiaries, Perimeter Acquisition Corp., Computer Equity Corporation, InfoTech USA, Inc. (n/k/a IFTH Acquisition Corp.), Government Telecommunications, Inc. and Pacific Sciences Corporation (each, a “Subject Subsidiary” and collectively, the “Subject Subsidiaries”), or (ii) each Subject Subsidiary would like to sell all or substantially all of its assets (any such stock or asset sale to be hereinafter referred to as a “Subject Subsidiary Sale”); and
WHEREAS, pursuant to Section 6.12(d) of the Securities Purchase Agreement dated as of August 24, 2006 and the Securities Purchase Agreement dated August 31, 2007, since each Subject Subsidiary constitutes a Pledged Subsidiary (as defined within each such Securities Purchase Agreement), the consummation of a Subject Subsidiary Sale requires the prior written consent of the Lenders.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto do hereby agree as follows:
1. The Lenders shall review the terms of each proposed Subject Subsidiary Sale submitted in writing to the Lenders by the Company and, provided that (i) the terms and conditions of such Subject Subsidiary Sale are acceptable to Lenders in the exercise of their reasonable business judgment (including without limitation, the Lenders’ determination that the purchase price therefor is fair and reasonable), (ii) the purchase price in connection therewith is to be paid in cash, and (iii) immediately prior to the consummation of such proposed Subject Subsidiary Sale and after giving effect thereto, no Event of Default (as defined in the Notes referenced in the Transaction Documents) shall have occurred and be continuing, the Lenders shall grant their consent to such Subject Subsidiary Sale. In addition, if Lenders’ consent is granted in accordance with the terms hereof, the Company shall be permitted to retain from the net cash proceeds of each Subject Subsidiary Sale the lesser of (a) seventy-five percent (75%) of the net cash proceeds from such Subject Subsidiary Sale and (b) an amount equal to the difference between (1) $1,500,000 and (2) the net cash proceeds from all prior Subject Subsidiary Sales retained by the Company in accordance with the terms hereof (the “Company Permitted Retention Amount”). All net proceeds generated from Subject Subsidiary Sales in excess of the Company Permitted Retention Amount shall be paid directly by the buyer in such Subject Subsidiary Sales to Lenders by wire transfer in accordance with the applicable Lender’s wire transfer instructions provided by Lenders to the Company for application to the obligations owing by the Company to the Lenders in such order as Lenders shall elect.
2. In consideration of the Lenders’ agreements herein, the Company hereby agrees that the Existing Warrants identified on Schedule B attached hereto are hereby amended by deleting the definition of “Exercise Price” as set forth in each such Existing Warrant and replacing such definition with the following:
“The “Exercise Price” applicable under this Warrant shall be $0.70 per share for each share acquired hereunder.”
3. This Amendment and Conditional Consent and the Lenders’ agreements set forth herein shall be effective as of the date first above written (the “Effective Date”) on the date when (i) the Company and each Lender shall have executed, and the Company shall have delivered to the Lenders, its respective counterpart to this Amendment and Conditional Consent and (ii) the Company shall have furnished to Lenders a certificate from an authorized officer of the Company certifying that the Company’s Board of Directors has approved the terms hereof by valid resolution adopted in accordance with applicable law and the Company’s Articles of Incorporation and Bylaws, and attaching a copy of the terms thereof.
4. Except as specifically set forth in this Amendment and Conditional Consent, there are no other amendments, modifications or waivers to the Transaction Documents, and all of the other forms, terms and provisions of the Transaction Documents remain in full force and effect.

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5. The Company represents and warrants to the Lenders that, as of the date hereof, there is no Event of Default under and as defined in any of the Transaction Documents.
6. The Lenders hereby consent to Company’s execution and delivery of the documents entered into in connection with Valens Offshore II’s loan of monies to Verichip Corporation contemporaneous with the execution and delivery of this Agreement and waive any default that the Company’s entering into such transactions may constitute under the Transaction Documents.
7. This Amendment and Conditional Consent shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and their respective successors and permitted assigns. THIS AMENDMENT AND CONDITIONAL CONSENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. This Amendment and Conditional Consent may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.
[The remainder of this page has been left intentionally blank. Signature page follows.]

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IN WITNESS WHEREOF, the Lenders and the Company have executed and delivered this Amendment and Conditional Consent as of the date first above written.

LAURUS MASTER FUND, LTD.

By:	LAURUS CAPITAL MANAGEMENT, LLC
Its:	Investment Manager

By:	/s/ Scott Bluestein

	Name:	Scott Bluestein
	Title:	Authorized Signatory

KALLINA CORPORATION

By:	LAURUS CAPITAL MANAGEMENT, LLC
Its:	Investment Manager

By:	/s/ Scott Bluestein

	Name:	Scott Bluestein
	Title:	Authorized Signatory

VALENS U.S. SPV I, LLC

By:	VALENS CAPITAL MANAGEMENT, LLC
Its:	Investment Manager

By:	/s/ Scott Bluestein

	Name:	Scott Bluestein
	Title:	Authorized Signatory
SIGNATURE PAGE TO
AMENDMENT AND CONDITIONAL CONSENT

VALENS OFFSHORE SPV I, LTD.

By:	VALENS CAPITAL MANAGEMENT, LLC
Its:	Investment Manager

By:	/s/ Scott Bluestein

	Name:	Scott Bluestein
	Title:	Authorized Signatory

VALENS OFFSHORE SPV II, CORP.

By:	VALENS CAPITAL MANAGEMENT, LLC
Its:	Investment Manager

By:	/s/ Scott Bluestein

	Name:	Scott Bluestein
	Title:	Authorized Signatory

PSOURCE STRUCTURED DEBT LIMITED

By:	LAURUS CAPITAL MANAGEMENT, LLC
Its:	Investment Manager

By:	/s/ Scott Bluestein

	Name:	Scott Bluestein
	Title:	Authorized Signatory

APPLIED DIGITAL SOLUTIONS, INC.

By:	/s/ Lorraine M. Breece

	Name:	Lorraine M. Breece
	Title:	Senior Vice President and Acting Chief Financial Officer
SIGNATURE PAGE TO
AMENDMENT AND CONDITIONAL CONSENT

SCHEDULE A
EXISTING WARRANTS
Replacement Common Stock Purchase Warrant No. 2003-2, Issue Date July 31, 2003, Replacement Date February 22, 2008, issued by the Company in favor of Laurus, granting the Holder thereof the right to purchase up to 175,000 shares of the Company’s Common Stock, subject to adjustment as therein set forth.
Replacement Common Stock Purchase Warrant, Issue Date August 31, 2007, Replacement Date February 22, 2008, issued by the Company in favor of Kallina, granting the Holder thereof the right to purchase up to 1,354,839 shares of the Company’s Common Stock, subject to adjustment as therein set forth.
Common Stock Purchase Warrant, Issue Date August 24, 2006, issued by the Company in favor of Laurus, granting the Holder thereof the right to purchase up to 1,719,745 shares of the Company’s Common Stock, subject to adjustment as therein set forth.
Common Stock Purchase Warrant, Issue Date October 31, 2007, issued by the Company in favor of Valens U.S., granting the Holder thereof the right to purchase up to 643,600 shares of the Company’s Common Stock, subject to adjustment as therein set forth.
Common Stock Purchase Warrant, Issue Date October 31, 2007, issued by the Company in favor of Valens Offshore I, granting the Holder thereof the right to purchase up to 1,269,431 shares of the Company’s Common Stock, subject to adjustment as therein set forth.
Common Stock Purchase Warrant, Issue Date October 31, 2007, issued by the Company in favor of Psource , granting the Holder thereof the right to purchase up to 1,063,167 shares of the Company’s Common Stock, subject to adjustment as therein set forth.

SCHEDULE B
AMENDED WARRANTS
Replacement Common Stock Purchase Warrant, Issue Date August 31, 2007, Replacement Date February 22, 2008, issued by the Company in favor of Kallina, granting the Holder thereof the right to purchase up to 1,354,839 shares of the Company’s Common Stock, subject to adjustment as therein set forth.
Common Stock Purchase Warrant, Issue Date August 24, 2006, issued by the Company in favor of Laurus, granting the Holder thereof the right to purchase up to 1,719,745 shares of the Company’s Common Stock, subject to adjustment as therein set forth.
Common Stock Purchase Warrant, Issue Date October 31, 2007, issued by the Company in favor of Valens Offshore I, granting the Holder thereof the right to purchase up to 1,269,431 shares of the Company’s Common Stock, subject to adjustment as therein set forth.